EXHIBIT 99.1

SHARES OF COMMON STOCK

SUBSCRIPTION AGREEMENT

     THE SHARES OF OUR COMMON STOCK ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF OUR BANK SUBSIDIARY, AND NON-BANK SUBSIDIARY OR ANY OTHER BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) AND/OR ANY OTHER GOVERNMENTAL AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING, WITHOUT LIMITATION, THE POSSIBLE LOSS OF SOME OR ALL PRINCIPAL.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, THE FDIC NOR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, AND SUCH REGISTRATION IS NOT CONTEMPLATED. NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AUTHORITY WILL PASS UPON THE ACCURACY OR ADEQUACY OF THE CONFIDENTIAL PRIVATE OFFERING MEMORANDUM (THE “MEMORANDUM”). ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND UNLAWFUL.

     THE SHARES OF COMMON STOCK BEING SOLD PURSUANT TO THIS OFFERING ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT (“RULE 144”) AND MAY NOT BE TRANSFERRED IN WHOLE OR IN PART IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO EFSC THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AMONG OTHER RESTRICTIONS.

     This Subscription Agreement, is made by and between the person(s), corporation, partnership, trust or other entity set forth on the signature page hereto (such party being hereinafter referred to as the “Investor” and all such persons concurrently entering into a Subscription Agreement being referred to as the “Investors”), and Enterprise Financial Services Corp, a financial holding corporation incorporated in the State of Delaware (the “Company”).

     1. The Offering. The Company is offering to the Investor, in a private placement offering (the “Offering”), a minimum of 19,456 and a maximum of 518,806 shares of its common stock, par value $0.01 per share (the “Common Stock”) at the Share Price (as defined below). The Company must receive and accept subscriptions for a minimum of 648,509 shares of Common Stock (for $5,000,000) (the “Minimum Offering Amount”) in order for the Company to close the Offering. The Company will accept subscriptions for an aggregate maximum of 1,945,525 shares of Common Stock (for $15,000,000) (the “Maximum Offering Amount”).

          (a) Determination of Share Price. The Share Price for the shares of Common Stock being offered under the Offering is $7.71 per share (the “Share Price”).

          (b) Term of Offering. The Offering will continue until January 22, 2010 (the “Offering Deadline”). If the Company receives subscriptions in excess of the Minimum Offering Amount at any time prior to or on the Offering Deadline, the Company may elect in its sole and absolute discretion to accept some or all of such subscriptions and consummate an initial closing of the Offering at any time prior to or on the Offering Deadline (an “Initial Closing”) with respect to all such accepted subscriptions. In the event that the Company consummates an Initial Closing, the Company may then elect in its sole and absolute discretion to (i) accept some or all subscriptions that the Company receives prior to or on the Offering Deadline (other than those subscriptions, if any, that the Company previously accepted at the Initial Closing) and (ii) consummate a final closing of the Offering prior to or on the Offering Deadline with respect to any such accepted subscriptions.

          (c) Minimum Subscription. The minimum subscription amount per Investor is 19,456 shares of Common Stock (for $150,000), which minimum requirement amount may be waived by the Company in its sole discretion upon request.

          (d) Maximum Subscription. The maximum subscription amount per Investor is 518,806 shares of Common Stock (for $4,000,000), which maximum subscription amount may be waived by the Company in its sole discretion upon request.

     2. Subscription. The Investor hereby irrevocably subscribes to purchase the number of shares of Common Stock indicated on the signature page hereof in accordance with the terms and conditions of this Subscription Agreement. The Investor agrees that, subject to applicable law, this Subscription may not be revoked by the Investor. This subscription is subject to acceptance in whole or in part by the Company. Notwithstanding anything to the contrary set forth in this Subscription Agreement, the Company (i) will not accept any subscriptions and close the Offering unless the Company receives aggregate subscriptions in excess of the Minimum Offering Amount, (ii) will not accept any subscriptions in excess of the Maximum Offering Amount and (iii) may elect, in the Company’s sole and absolute discretion, to terminate the Offering at any time without notice to the Investors. No acceptance of an Investor’s subscription shall occur until the closing, if any, of this Offering with respect to an Investor.

     3. Tender and Subscription Procedure.

          (a) Tender of Subscription Amount. The Investor hereby tenders his, her or its payment of the entire subscription price for the number of shares of Common Stock so purchased (the “Subscription Amount”) by check payable to “UMB Bank, N.A., as escrow agent” and in the amount set forth on the signature page to this Subscription Agreement. All subscriptions by Investors should be for whole numbers of shares of Common Stock. The Company will not issue certificates for fractional shares and will refund the portion of any Subscription Amount representing a fractional share.

          (b) Procedure. The Investor must deliver (i) a duly executed copy of this Subscription Agreement, (ii) the signed and complete Investor Questionnaire and (iii) the Subscription Amount, to the Company at Enterprise Financial Services Corp, 150 North Meramec, Clayton, Missouri 63105, Attention, Frank H. Sanfilippo, Chief Financial Officer.

     4. Acceptance of Offer. Upon receipt of a properly completed Subscription Agreement and Offeree Questionnaire included therein, the entire Subscription Amount will be deposited in a non-interest bearing escrow account (the “Escrow Account”) with UMB Bank, N.A., as escrow agent (“Escrow Agent”). After the Company receives subscriptions for the Minimum Offering Amount (and the satisfaction of any other conditions established by EFSC’s board of directors), the Company may elect in its sole and absolute discretion to initiate consummation of the Offering and instruct the Escrow Agent to release all or a portion of each accepted Investor’s Subscription Amount to the Company without prior notice to such Investor. Each accepted Investor will then be issued a corresponding number of shares of the Common Stock based on the Share Price. The Company may allocate to the Investor a smaller number of shares of Common Stock than has been subscribed for by the Investor. In such event, the Subscription Amount of such Investor will be adjusted accordingly and a portion of the Investors subscription payment will be returned by the Company or the Escrow Agent. Each rejected Investor’s Subscription Amount and any portion of an accepted Investor’s Subscription Amount remaining in the Escrow Account after the Offering Deadline or upon any termination of the Offering will be promptly returned to such Investor without interest paid thereon and no shares of the Common Stock will be issued pursuant to the Offering for such Subscription Amount or portion thereof. If the Company entirely rejects an Investor’s subscription, as determined in the Company’s sole and absolute discretion, including without limitation if the Company terminates the Offering without accepting any subscriptions, then (i) such Investor’s entire Subscription Amount will be returned, without interest, charge or deduction, (ii) this Subscription Agreement will terminate with respect to such Investor and the Company and (iii) all obligations of such Investor pursuant to this Subscription Agreement will be null and void.

     5. Accredited Investor Status. The Investor hereby certifies and represents to the Company that such Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and that the information provided by the Investor in the Investor Questionnaire is true, correct and complete in all respects. The Investor agrees to deliver promptly such additional information or documentation as may be requested by the Company in order to substantiate the Investor’s status indicated above.

     6. Representations, Warranties and Agreements of the Investor. The Investor represents and warrants to Company and agrees as follows:

          (a) No Registration of Common Stock; Investment Decision. EXCEPT TO THE EXTENT SET FORTH IN SECTION 7 OF THIS SUBSCRIPTION AGREEMENT, THE INVESTOR UNDERSTANDS THAT THE OFFER AND SALE OF THE COMMON STOCK WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR UNDER THE SECURITIES LAWS OF ANY STATE ON THE BASIS THAT THE SALE PROVIDED FOR IN THIS SUBSCRIPTION AGREEMENT AND THE ISSUANCE OF THE COMMON STOCK HEREUNDER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT PURSUANT TO SECTION 4(2) THEREOF OR REGULATION D THEREUNDER AND IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION SPECIFIED UNDER APPLICABLE STATE LAWS AND REGULATIONS. IN GENERAL, SUCH EXEMPTIONS ARE AVAILABLE FOR SECURITIES TRANSACTIONS INVOLVING A LIMITED NUMBER OF INVESTORS AND NOT INVOLVING A PUBLIC OFFERING, PUBLIC SOLICITATION OR ADVERTISING OF ANY KIND. COMPLIANCE WITH THE TERMS OF SUCH EXEMPTIONS MEANS THAT THE COMMON STOCK MAY BE OFFERED AND SOLD ONLY TO INVESTORS WHO ARE PURCHASING FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD RESALE OR DISTRIBUTION.

     IN MAKING AN INVESTMENT DECISION, THE INVESTOR MUST RELY ON HIS, HER OR ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SHARES OF COMMON STOCK HAVE NOT BEEN RECOMMENDED BY THE FDIC OR ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.

          (b) Purchase for Own Account; Restriction on Transfer. The Investor is purchasing shares of the Common Stock solely for the Investor’s own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution thereof, or with any present intention of selling or otherwise transferring shares of the Common Stock. The Investor is aware that shares of the Common Stock have not been registered with federal or state securities regulatory agencies in reliance upon exemptions from registration requirements under applicable federal and state laws. The Investor is further aware that shares of the Common Stock are deemed “restricted securities” within the meaning of Rule 144, and agrees that the shares of Common Stock purchased hereunder may not be transferred in whole or in part in without registration or an exemption from registration under the Securities Act, among other restrictions on transfer.

     The Investor agrees that he, she or it will not sell, pledge, hypothecate, or otherwise transfer or dispose of the shares of the Common Stock except pursuant to an effective registration statement under the Securities Act, or unless the Investor submits an opinion of counsel reasonably satisfactory to the Company and its counsel that an exemption from registration exists thereunder, and in any event, any such sale, pledge, hypothecation or other transfer must comply with the registration provisions of the Securities Act and applicable state securities laws, or be exempt therefrom. Because of such restrictions on the transferability of shares of the Common Stock, the Investor acknowledges that the Investor may continue to bear the economic risk of investment in shares of the Common Stock for an indefinite period of time.

          (c) Authority. The Investor has full capacity, power and/or authority to enter into and perform the Investor’s obligations under this Subscription Agreement.

          (d) Information. The Investor has read carefully and understands the Memorandum (and each of the exhibits thereto) and has consulted with such of the Investor’s legal, business and/or financial advisers as the Investor deems necessary with respect to the investment contemplated hereby. The Investor believes he, she or it has received all the information he, she or it considers necessary or appropriate for determining whether to purchase shares of the Common Stock, including, without limitation, the exhibits attached to the Memorandum and the other filings made by the Company to satisfy the reporting requirements under the Securities and Exchange Act of 1934, as amended (the “1934 Act”). The Investor has had the opportunity to ask questions concerning the Company, the transaction and any changes from the information and has not been refused in any request for information. The Investor recognizes that the information is based on the information and belief of management of the Company, and that the projections and predictions contained therein may not materialize.

          (e) Financial Means and Sophistication. The Investor understands that investment in the Company is a speculative undertaking and that (i) he, she or it is experienced and sophisticated in investment matters, including investments similar to an investment in the Company; (ii) he, she or it has carefully considered and evaluated the risks and advantages of investing in the Company; (iii) his, her or its commitments to all investments of this nature bear a reasonable relation to his, her or its net worth and to the amount of income which he, she or it expects to receive during the current taxable year; (iv) he, she or it is in a financial position that is stable and liquid such that an investment in shares of the Common Stock would not impair his, her or its ability to meet reasonably foreseeable financial demands or contingencies; (v) he, she or it has substantial experience in making investment decisions of this type and is relying on his, her or its own tax and financial advisor or an investor representative in making this investment decision; and (vi) the objectives of the Company are compatible with his, her or its investment objectives.

          (f) Risk. THE INVESTOR ACKNOWLEDGES THAT SHARES OF THE COMMON STOCK OFFERED BY THIS SUBSCRIPTION AGREEMENT ARE SPECULATIVE IN NATURE AND INVOLVE A HIGH DEGREE OF RISK, AND THAT HE, SHE OR IT HAS THE FINANCIAL MEANS AND SOPHISTICATION TO BEAR THE ECONOMIC RISK ASSOCIATED WITH SUCH AN INVESTMENT. THE INVESTOR ACKNOWLEDGES THAT SHARES OF THE COMMON STOCK SHOULD BE PURCHASED ONLY BY PERSONS WHO OR ENTITIES THAT CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT AND THAT HE, SHE OR IT HAS CAREFULLY EVALUATED THE RISKS OF HIS, HER OR ITS INVESTMENT IN THE COMPANY. THE COMPANY OFFERS NO ASSURANCE OF ANY ECONOMIC BENEFIT.

     The foregoing representations and warranties by the Investor are true and accurate as of the date set forth below and shall be true and accurate as of the date on which the Investor’s subscription is accepted by the Company. If in any respect such representations, warranties or information shall not be true and accurate at any time prior to the sale of shares of the Common Stock to the Investor, the undersigned will give written notice of such fact to the Company specifying which representations, warranties or information are not true and accurate and the reasons therefor.

     7. Registration Rights.

          (a) Registration. Subject to the terms and conditions of this Subscription Agreement, the Company covenants and agrees that as promptly as practicable after the filing of its Annual Report on Form 10-K for the year ended December 31, 2009 (and in any event no later than March 17, 2010) (the “Registration Deadline”), the Company shall prepare and file with the SEC a shelf registration on an appropriate form under Rule 415 under the Securities Act (a “Shelf Registration Statement”) covering all Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective. Notwithstanding any other provision of this Section 7, if on the Registration Deadline the Company is not eligible to file a registration statement on Form S-3, then the Company shall have no obligation to file a Shelf Registration Statement by the Registration Deadline and instead will, subject to the terms and conditions of this Subscription Agreement, file, not later than June 30, 2010, a Shelf Registration Statement on any applicable form for which it is eligible.

          (b) Delay of Registration. The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) pursuant to Section 7(a): (A) with respect to securities that are not Registrable Securities or (B) if the Company notifies the Investor and any other any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred (each a “Holder” and collectively the “Holders”) that in the good faith judgment of the Company’s board of directors, it would be materially detrimental to the Company or its securityholders for such registration to be effected at such time, in which event the Company shall have the right to defer such registration not later than May 15, 2010.

          (c) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

          (d) Obligations of the Company. The Company shall use its reasonable best efforts, for so long as Registrable Securities are outstanding, to take such actions as are under its control to not become an ineligible issuer (as defined in Rule 405 under the Securities Act). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

               (i) Furnish to the Holders such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

               (ii) Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

               (iii) Give written notice to the Holders:

                    (A) when any registration statement filed pursuant to Section 7(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the 1934 Act) and when such registration statement or any post-effective amendment thereto has become effective;

                    (B) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

                    (C) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

                    (D) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (E) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

               (iv) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 7(d)(iii)(C) at the earliest practicable time.

               (v) Upon the occurrence of any event contemplated by Section 7(d)(ii) or 7(d)(iii)(E), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 7(d)(iii)(E) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holders’ possession.

               (vi) Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders.

               (vii) Use reasonable best efforts to cause all such shares of the Common Stock to be listed on the Nasdaq Stock market.

               (viii) Timely provide to its security holders earning statements necessary to satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          (e) Suspension of Sales. Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, the Investor and each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Investor and/or Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until the Investor and/or such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investor and/or such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Investor and/or such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

          (f) Furnishing Information.

               (i) Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

               (ii) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 7(d) that Investor and/or the selling Holders, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

          (g) Indemnification.

               (i) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), whether joint or several (collectively, “Losses”), arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such Losses arise out of or are based upon (A) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (B) offers or sales effected by or on behalf of such Indemnitee “by means of (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

               (ii) If the indemnification provided for in Section 7(g)(i) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the full extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding anything to the contrary set forth herein, no Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

          (h) As used in this Section 7, the following terms shall have the following respective meanings:

               (i) “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “controlling” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.

               (ii) “Register” “registered” and “registration” shall refer to a registration effected by preparing and (A) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (B) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

               (iii) “Registrable Securities” means the Common Stock; provided, that, once issued, such securities will not be Registrable Securities when (1) they are sold pursuant to an effective registration statement under the Securities Act, (2) they shall have ceased to be outstanding or (3) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at any one time.

               (iv) “Registration Expenses” mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 7, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show”, the reasonable fees and disbursements of Holders’ Counsel, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

               (v) “Selling Expenses” mean all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses).

          (i) At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 7 from that date forward.

          (j) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations under this Section 7 and that the Investor and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Investor and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, to the fullest extent permitted and enforceable under applicable law shall be entitled to compel specific performance of the obligations of the Company under this Section 7 in accordance with the terms and conditions of this Section 7.

     8. Partial Invalidity. In case any one or more of the provisions contained in this Subscription Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not affect any other provision of this Subscription Agreement.

     9. Indemnification Relating to this Subscription Agreement. The Investor agrees to indemnify and hold harmless the Company and its directors, officers, members, agents and advisors, from and against all Losses that each may incur (individually and/or collectively, jointly and severally) by reason of (i) the failure of the Investor to fulfill any of the terms or conditions of this Subscription Agreement, (ii) any breach of or inaccuracy in any of the representations, warranties and/or covenants made by the Investor in connection with this Subscription Agreement, (iii) the disposition of shares of the Common Stock by the Investor, contrary to such representations, warranties and/or covenants and/or (iv) any action, suit or proceeding based upon the fact that said representations, warranties and/or covenants were inaccurate or misleading or otherwise cause for obtaining rescission, damages or redress from the Company.

     10. Survival of Agreements, Representations and Warranties. All warranties, representations, covenants, and agreements made in this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement and of shares of the Common Stock. No warranty or representation other than those set forth herein is relied upon by the Investor in making or performing this Subscription Agreement. The Investor acknowledges that any feasibility study, projection or forecast of the Company’s operations furnished to the Investor constitutes mere suppositions based upon the assumptions shown therein and does not constitute representations of facts by the Company or its promoters, officers or directors.

     11. Non-Transferability. This Subscription Agreement is not transferable or assignable by the undersigned.

     12. Joint Ownership. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, successors and assigns.

     13. Binding Effect. All pronouns and any variation thereof used in this Subscription Agreement shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. This Subscription Agreement, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

     14. Governing Law. Subject to the other provisions of this paragraph, any dispute or claim, and any proceeding arising therefrom between the Investor and the Company shall be governed in all respects by the laws of the State of Missouri without regard to choice of law rules, including without limitation, the interpretation or enforcement of this Subscription Agreement; provided, that the interpretation and enforcement of the provisions of Section 14 of this Subscription Agreement shall be governed by the United States Arbitration Act.

     15. Dispute Resolution. Any controversy or claim arising out of or relating to this Subscription Agreement, or any breach hereof, shall be finally resolved by binding arbitration to be conducted as follows:

          (a) The arbitration shall be conducted in St. Louis, Missouri in accordance with the Commercial Arbitration Rules of the American Arbitration Association, including any rules regarding expedited procedures and emergency measures as applicable. Process may be served in the manner in which notices may be given as provided in this Subscription Agreement.

          (b) One or more arbitrators will be selected by agreement of the parties, or failing agreement on the selection, the arbitrator(s) shall be selected in the manner determined by the American Arbitration Association.

          (c) The jurisdiction of the arbitrator(s) and the arbitrability of any issue raised by the parties shall be decided by the arbitrator(s) in the first instance. Any award in such arbitration shall be in writing specifying the factual and legal basis therefor and shall be final and binding upon the parties, absent manifest error, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof located in St. Louis County, Missouri or St. Louis, Missouri.

          (d) At the request of a party, the arbitrator(s) shall have the discretion to order examination by deposition of witnesses to the extent the arbitrator deems such additional discovery relevant and appropriate. Depositions shall be limited to a maximum of six (6) per party and shall be held within thirty (30) days of the making of a request. Additional depositions may be scheduled only with the permission of the arbitrator(s) and for good cause shown. Each deposition shall be limited to a maximum of one day’s duration. All objections are reserved for the arbitration hearing except for objections based on privilege and proprietary or confidential information.

          (e) The arbitrator(s) will have no authority to award punitive, consequential, special or other damages not measured by the prevailing party’s actual damages, except as may be expressly required by applicable statute.

          (f) The arbitrator(s) shall award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees. “Costs and fees” shall mean all reasonable pre-award expenses of the arbitration, including the arbitrators’ fees, administrative fees, travel expenses and court costs, expert witness fees, consultant fees and reasonable attorneys’ fees.

     16. Notices. All notices required or permitted herein shall be in writing and shall be hand delivered, sent by a nationally recognized overnight courier service, sent by facsimile or other electronic communication or sent by registered or certified mail, return receipt requested, postage prepaid to the address of the Investor or the Company, as applicable, or to such other address as may be designated in writing from time to time. All notices (except for notices concerning changes of address) given by mail in the manner herein set forth shall be deemed given as of two (2) regular business days after the date mailed, as evidenced by the postmark thereon. Notices sent by facsimile shall be deemed given as of the date set forth on the receipt or acknowledgement of transmission generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the addressee. Notices sent by e-mail shall be deemed given upon receipt by the party giving notice of an acknowledgement or transmission report indicating that such e-mail was sent in its entirety to the addressee’s email address. All other notices (including without limitation, notices concerning changes of address) shall be deemed given as of the date delivered to the recipient’s referenced address.

     17. Entire Agreement. This Subscription Agreement and the Memorandum constitute the entire agreement among the parties with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

     18. No Waiver. No waiver of any breach or condition of this Subscription Agreement shall be deemed to be a waiver of any other conditions or subsequent breach whether of like or different nature.

     19. Counterparts. This Subscription Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute but one and the same instrument which may be sufficiently evidenced by one counterpart.

     20. Captions. The captions used herein have been used for convenience only and are not intended to define, limit, extend or describe the scope of this Subscription Agreement or any provisions of this Subscription Agreement.

     21. Enforcement. The undersigned agrees to pay all costs incurred by the Company in enforcing the terms of this Subscription Agreement, including, without limitation, court fees, arbitration fees or costs, amounts paid in settlement, witness fees and fees and reasonable fees of legal counsel, expert witnesses and other professionals), whether or not arbitration or a law suit is instituted to enforce the terms of this Subscription Agreement.

[The remainder of this page is intentionally blank. The next page is the signature page.]

FULLY COMPLETE THE TABLE BELOW:

Cash Offering
Number of shares of the Common Stock: __________ at $7.71 per share (enter	_______________
total in next column)	Total Purchase Price
($150,000 minimum)
Make checks payable to “UMB Bank, N.A., as escrow agent”
Exact Name in which shares of the
Common Stock are to be registered:
Type of Ownership (Please
check one):	☐	Individual (one signature required)

	☐	Joint Tenants (indicate whether or not with right of survivorship)
(both parties must sign in any event)

	☐	Corporation (President must sign and Secretary must attest to
President’s signature)

	☐	Individual Retirement Account (Trustee must sign)

	☐	Trust (Trustee must sign)

	☐	Partnership / Limited Partnership (General Partner must sign)

	☐	Limited Liability Company (Member or Manager must sign)

	☐	Other (specify who has authority to sign and type of entity)

Address of registered owner:

Social Security Number or Taxpayer
ID Number for each Registered
Holder:

phone number: (_____)____________________________

fax number: (_____)______________________________

email address:___________________________________

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date set forth below.

[USE THIS SIGNATURE PAGE ONLY IF YOU ARE SUBSCRIBING AS AN INDIVIDUAL]

THIS AGREEMENT CONTAINS A BINDING ARBITRATION CLAUSE WHICH MAY BE ENFORCED BY THE PARTIES.

If an individual Investor, complete and sign here:

Dated:__________, 20__
Name of Individual (Please type or print)

(Signature of Individual Investor)

If more than one individual Investor, complete and sign here:

Dated:__________, 20__
Name of Second Individual (Please type or print)

(Signature of Second Individual Investor)

Acceptance of Subscription:

ENTERPRISE FINANCIAL SERVICES CORP

By:___________________________
Name:_________________________
Title:__________________________

Enterprise Financial Services Corp
150 North Meramec
Clayton, Missouri 63105
Attention, Frank H. Sanfilippo, Chief Financial Officer
Date: __________________________

Signature page for INDIVIDUAL SUBSCRIBERS

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date set forth below.

[USE THIS SIGNATURE PAGE ONLY IF YOU ARE SUBSCRIBING AS AN ENTITY OR TRUST]

THIS AGREEMENT CONTAINS A BINDING ARBITRATION CLAUSE WHICH MAY BE ENFORCED BY THE PARTIES.

     If Investor is an entity, complete and sign here:

(Name of Corporation, Trust, Partnership or other Entity)
By:
Name:
Title:
Date:

Acceptance of Subscription:

ENTERPRISE FINANCIAL SERVICES CORP

By:___________________________
Name:_________________________
Title:__________________________

Enterprise Financial Services Corp
150 North Meramec
Clayton, Missouri 63105
Attention, Frank H. Sanfilippo, Chief Financial Officer
Date: __________________________

Signature page for SUBSCRIBERS THAT ARE ENTITIES OR TRUSTS